                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                        SUNRISE ASSISTED LIVING, INC.
  -------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

  -------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

         ---------------

      2) Aggregate number of securities to which transaction applies:

         ---------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------

      4) Proposed maximum aggregate value of transaction:
                                                          ---------------

      5) Total fee paid:
                         ---------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
                                ----------------------------------------------

      2) Form, Schedule or Registration Statement No.:
                                                       -----------------------

      3) Filing Party:
                       -------------------------------------------------------

      4) Date Filed:
                    ----------------------------------------------------------

                         SUNRISE ASSISTED LIVING, INC.
                                9401 LEE HIGHWAY
                                   SUITE 300
                               FAIRFAX, VA  22031
                                 (703) 273-7500

                                                                  March 31, 1997
Dear Stockholder:

         You are cordially invited to attend the 1997 annual meeting of stockholders (the "Annual Meeting") of Sunrise Assisted Living, Inc. (the "Company") to be held on Monday, April 28, 1997, at 9:00 a.m., at The Ritz-Carlton (Tysons Corner), 1700 Tysons Boulevard, McLean, Virginia.

         The Annual Meeting has been called for the following purposes: (1) to elect three directors for terms of three years each; (2) to approve the 1997 Stock Option Plan; and (3) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope for which postage has been paid.

                           Very truly yours,

                            /s/ Paul J. Klaassen

                           Paul J. Klaassen
                           Chairman of the Board,
                           President and Chief Executive Officer

                         SUNRISE ASSISTED LIVING, INC.
                                9401 LEE HIGHWAY
                                   SUITE 300
                               FAIRFAX, VA  22031
                                 (703) 273-7500

                               -------------------

                    NOTICE TO ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 1997

                               -------------------


         NOTICE IS HEREBY GIVEN that the 1997 annual meeting of stockholders (the "Annual Meeting") of Sunrise Assisted Living, Inc. (the "Company") will be held at The Ritz-Carlton (Tysons Corner), 1700 Tysons Boulevard, McLean, Virginia on Monday, April 28, 1997 at 9:00 a.m., for the following purposes:

         (1) To elect three directors of the Company for three-year terms and until their successors shall have been elected and qualified;

         (2)     To approve the 1997 Stock Option Plan; and

         (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

         Pursuant to the Bylaws, the Board of Directors has fixed March 17, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and to all adjournments thereof. Only stockholders of record at the close of business on that date will be entitled to notice and to vote at the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting.

         In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                         By Order of the Board of Directors

                                         /s/ Paul J. Klaassen

                                         Paul J. Klaassen
                                         Chairman of the Board,
                                         President and Chief Executive Officer

Fairfax, Virginia
March 31, 1997

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE STAMP. YOUR PROXY MAY BE REVOKED PRIOR TO THE VOTING BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                         SUNRISE ASSISTED LIVING, INC.
                                9401 LEE HIGHWAY
                                   SUITE 300
                               FAIRFAX, VA  22031
                                 (703) 273-7500

                               -------------------

                                PROXY STATEMENT
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 1997

                               -------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         This proxy statement is furnished to stockholders of Sunrise Assisted Living, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 1997 annual meeting of stockholders (the "Annual Meeting"), to be held at The Ritz-Carlton (Tysons Corner), 1700 Tysons Boulevard, McLean, Virginia on Monday, April 28, 1997 at 9:00 a.m., and at any adjournments thereof.

         If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED (I) FOR THE ELECTION OF THE BOARD OF DIRECTORS' THREE NOMINEES AS DIRECTORS AND (II) FOR APPROVAL OF THE 1997 STOCK OPTION PLAN. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Company's board of directors. The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. Stockholders may, however, revoke a proxy at any time prior to its exercise by filing with the secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telegraph. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, to send proxy material to and obtain proxies from beneficial owners and will reimburse such holders for their reasonable expenses in so doing. The Company has also retained Corporate Investor Communications, Inc., a proxy soliciting firm, to assist in solicitation of proxies at a fee of $2,750, plus reimbursement of out-of-pocket expenses. It is anticipated that this proxy statement will be mailed to stockholders on or about March 31, 1997.

         The securities which can be voted at the Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"). Each share entitles its owner to one vote on all matters. The Company's Certificate of

Incorporation does not provide for cumulative voting in the election of directors. The close of business on March 17, 1997 has been fixed by the Board as the record date for determination of stockholders entitled to vote at the Annual Meeting. The number of shares of Common Stock outstanding on the record date was 18,641,518.

         The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Stockholders' votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the Annual Meeting. Abstentions will have the same effect as a negative vote on Proposal 2.

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996 accompanies this Proxy Statement. THE COMPANY IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) BY WRITING TO SUNRISE ASSISTED LIVING, INC., 9401 LEE HIGHWAY, SUITE 300, FAIRFAX, VA 22301, ATTENTION: CORPORATE SECRETARY. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The Company's Certificate of Incorporation provides for a minimum of two directors and a maximum of 11 directors. The Board of Directors of the Company currently consists of nine members. The directors are divided into three classes, each consisting of one-third of the total number of directors. In general, the term of office of only one class expires in each year and their successors are elected for terms of three years and until their successors are elected and qualified. At the Annual Meeting, three directors will be elected, each for a three-year term. As described below, the Board of Directors' nominees are Thomas J. Donohue, David W. Faeder and Scott F. Meadow. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD OF DIRECTORS' THREE NOMINEES FOR ELECTION AS DIRECTORS.

         Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of Messrs. Donohue, Faeder and Meadow for three-year terms. The Board of Directors believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as a majority of the Company's Board of Directors may recommend. Pursuant to the Company's Bylaws, directors are elected by plurality vote.

INFORMATION AS TO NOMINEES AND OTHER DIRECTORS

         The following table sets forth certain information regarding the Board of Directors' three nominees for election as directors and those directors who will continue to serve as such after the Annual Meeting.

                                             AGE AT
                                           MARCH 15,      DIRECTOR        FOR TERM      POSITION(S) HELD WITH
                                              1997        SINCE (1)       TO EXPIRE          THE COMPANY
                                            --------      ---------       ---------       -----------------
NOMINEES:
---------

Thomas J. Donohue....................          58           1995            2000        Director

David W. Faeder......................          40           1993            2000        Executive Vice President,
                                                                                        Chief Financial Officer
                                                                                        and Director

Scott F. Meadow......................          43           1996            2000        Director

CONTINUING DIRECTORS:
---------------------

Richard A. Doppelt...................          41           1995            1998        Director

Paul J. Klaassen (2).................          39           1981            1998        Chairman of the Board of
                                                                                        Directors, President and
                                                                                        Chief Executive Officer

Timothy S. Smick.....................          45           1996            1998        Executive Vice President,
                                                                                        Chief Operating Officer
                                                                                        and Director

Ronald V. Aprahamian.................          50           1995            1999        Director

Teresa M. Klaassen (2)...............          41           1981            1999        Executive Vice President,
                                                                                        Secretary and Director

Darcy J. Moore.......................          40           1996            1999        Director

----------------------
(1) The dates shown (except for Mr. Meadow) reflect the year in which these persons were first elected as directors of the Company or its predecessors. Mr. Meadow also served as a director of the Company from January 1995 to August 1995, and most recently has been a director since February 1996. Messrs. Doppelt and Meadow and Ms. Moore were designated as director representatives of the former holders of series A convertible preferred stock, Messrs. Aprahamian and Donohue were designated as non-management directors and Messrs. Klaassen and Faeder and Ms. Klaassen were designated as management directors, pursuant to a Stockholders' Agreement dated as of January 4, 1995. The Stockholders' Agreement terminated upon completion of the Company's initial public offering in June 1996.

(2) Paul J. Klaassen and Teresa M. Klaassen are related as husband and wife.

     The principal occupations for the past five years of each of the three nominees for director and the six directors whose terms of office will continue after the Annual Meeting are set forth below.

     THOMAS J. DONOHUE has been the President and Chief Executive Officer of the American Trucking Association, the national trade organization of the trucking industry, since 1984. Mr. Donohue is a director of: the National Football League Alumni Association; IPAC, an international consulting firm; Newmyer Associates, a Washington, D.C. firm that tracks and analyzes public policy; and the Hudson Institute. In addition, Mr. Donohue served on the President's Commission on Intermodal Transportation.

     DAVID W. FAEDER has served as Executive Vice President and Chief Financial Officer of the Company and its predecessor entities since 1993. From 1991 to 1993, Mr. Faeder was a Vice President of CS First Boston Corporation, serving in both the investment banking and fixed income departments. From 1984 to 1991, Mr. Faeder served as a Vice President of Morgan Stanley, where he worked in the Real Estate Capital Markets Group.

     SCOTT F. MEADOW has been a Vice President of The Sprout Group, the venture capital division of DLJ Capital Corporation, since February 1996. From 1992 to 1995, Mr. Meadow was a General Partner of Frontenac Company, a venture capital firm. From 1982 to 1992, he was a general partner of William Blair Venture Partners, a venture capital firm. Mr. Meadow is a director of several privately held companies.

     RICHARD A. DOPPELT is Director of Allstate Private Equity, a division of Allstate Insurance Company. He has been a member of Allstate Venture Capital since 1987. Prior to joining Allstate, he practiced as a corporate attorney with the law firm of Morrison & Foerster. Mr. Doppelt is a director of Factory Card Outlet, a specialty retail company, and of several privately held companies.

     PAUL J. KLAASSEN, a co-founder of the Company, has served as Chairman of the Board, President and Chief Executive Officer of the Company and its predecessor entities since 1981. Mr. Klaassen is the founding Chairman of the Assisted Living Facilities Association of America ("ALFAA"), the largest assisted living industry trade association. Mr. Klaassen also serves on the editorial advisory boards of Contemporary Long Term Care, Retirement Housing Report, Assisted Living Today and Assisted Living Briefing magazines.

     TIMOTHY S. SMICK has served as Chief Operating Officer of the Company since February 1996, was named an Executive Vice President of the Company in May 1996 and was appointed a director of the Company in October 1996. From 1994 to 1996, Mr. Smick was a senior housing consultant to LaSalle Advisory, Ltd., a pension fund advisory company. From 1984 to 1994, Mr. Smick was the Chairman and Chief Executive Officer of PersonaCare, Inc., a company which he co-founded and which provided subacute, skilled nursing and assisted living care. From 1979 to 1981, Mr. Smick was the Regional

Operations Director for Manor Healthcare, a division of ManorCare, Inc., a long-term care company.

     RONALD V. APRAHAMIAN served as Chairman of the Board and Chief Executive Officer of The Compucare Company, a health care information technology company, from 1988 until October 1996. Mr. Aprahamian also is a director of Metrocall, Inc., a paging company.

     TERESA M. KLAASSEN, a co-founder of the Company, has served as Executive Vice President and Secretary of the Company and its predecessor entities since 1981. Ms. Klaassen is a founding member of ALFAA and currently serves on the boards of directors of several long-term care organizations.

     DARCY J. MOORE has been a General Partner of Frontenac Company, a venture capital firm, since 1992. From 1990 to 1992, Ms. Moore served as an Associate of the venture capital firm of William Blair Venture Partners. Ms. Moore is a director of: Princeps, Inc., a radiology services company; CareWise, a health care demand management company; and ElderHealth, Inc., an elder care company.

OTHER EXECUTIVE OFFICERS

     The principal occupation during the past five years of the Company's other executive officers follows:

     THOMAS B. NEWELL, 39, has served as General Counsel of the Company and President of Sunrise Development, Inc., the Company's development subsidiary, since January 1996 and was named an Executive Vice president of the Company in May 1996. From 1989 to January 1996, Mr. Newell was a partner with the law firm of Watt Tieder & Hoffar, where his practice concentrated on all aspects of commercial and real estate development transactions and where he represented the Company for more than five years.

     BRIAN C. SWINTON, 51, joined the Company as Executive Vice President, Sales and Marketing, on May 31, 1996. From January 1994 to April 1996, Mr. Swinton was a Senior Vice President of Forum Group, Inc., a developer and operator of retirement communities and assisted living facilities, where his responsibilities included marketing, sales and product development. From 1986 to 1994, Mr. Swinton served as Vice President, Sales, Marketing and Product Development at Marriott International, where he was responsible for designing, developing, marketing and the initial operations of the Brighton Gardens assisted living concept.

         Executive officers are elected annually and serve at the discretion of the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS AND NOMINATIONS BY
STOCKHOLDERS

     During 1996, the Company's Board of Directors held four regular meetings and four special meetings. For the 1996 period, no director attended less than 75 percent of the (i) total number of meetings held by the Board and
(ii) total number of meetings held by all committees of the Board on which the director served. The Company has the following standing committees of the
Board:

     Executive Committee. The members of the Executive Committee are Messrs. Klaassen and Faeder and Ms. Klaassen. The Executive Committee has been delegated all of the powers of the Board of Directors, when the Board of Directors is not in session, to the extent permitted under the Delaware General Corporation Law. The Executive Committee held no meetings during 1996.

     Audit Committee. The members of the Audit Committee are Messrs. Aprahamian, Donohue and Doppelt, all of whom are non-employee directors. The Audit Committee, among other things, makes recommendations concerning the engagement of the Company's independent auditors, reviews the results and scope of the annual audit and other services provided by the Company's independent auditors and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held one meeting during 1996.

     Compensation Committee. The members of the Compensation Committee are Messrs. Aprahamian, Donohue and Meadow, all of whom are non-employee directors. The Compensation Committee makes recommendations to the full Board of Directors concerning salary and bonus compensation and benefits for executive officers of the Company. The Compensation Committee held three meetings during 1996.

     Stock Option Committee. The members of the Stock Option Committee are Messrs. Aprahamian, Meadow and Donohue, all of whom are non-employee directors. The Stock Option Committee has the power and authority to take all actions and make all determinations under the Company's stock option plans, including the grant of options thereunder. The Stock Option Committee held five meetings during 1996.

     The entire Board of Directors of the Company acts as a nominating committee for selecting management's nominees for election as directors and has made its nominations for the Annual Meeting. The Company's Bylaws require that stockholder nominations for directors be made pursuant to timely notice in writing to the secretary of the Company. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days prior to the meeting; however, in the event that less than 75 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 15th day following the day on which such notice of the date or public disclosure was made. Public notice of the date of the Annual Meeting was made on March 5, 1997 by the issuance of a press release and by the filing of a current report on Form 8-K with the SEC. A stockholder's notice of nomination must set forth certain information specified in the Company's Bylaws concerning each person the stockholder proposes to nominate for election and the nominating stockholder. Stockholder nominations for the Annual Meeting were required to be received on or before March 20, 1997. No such nominations were received. The Company's Bylaws provide that no person may be elected as a director unless nominated in accordance with the procedures set forth in the Bylaws.

COMPENSATION OF DIRECTORS

         Non-employee directors are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. No Board fees are paid for attendance at Board or committee meetings. In 1996, Messrs. Aprahamian and Donohue each received grants of ten-year non-incentive stock options for 3,334 shares of Common Stock at an exercise price of $10.50 per share, which vested upon completion of the Company's June 5, 1996 initial public offering, and 15,000 shares of Common Stock at an exercise price of $20.00 per share, which will vest one-third on each anniversary date thereof.

1996 DIRECTORS' STOCK OPTION PLAN

         Non-employee directors of the Company (other than Messrs. Doppelt and Meadow and Ms. Moore) are eligible to receive options under the Company's 1996 Directors' Stock Option Plan (the "Director Plan"). An aggregate of 50,000 shares of Common Stock are reserved for issuance under the Director Plan. Each non-employee director whose commencement of service is after April 25, 1996, the effective date of the Director Plan, and before termination of the Plan will be granted an initial non-qualifying option, as of the date of the director's commencement of service, to purchase 10,000 shares of Common Stock. An additional non-qualifying option to purchase 5,000 shares of Common Stock will be granted immediately after each subsequent annual meeting of the Company's stockholders (commencing with the Annual Meeting) occurring before the Director Plan terminates to each eligible non-employee director who is then serving on the board of directors. In the event of any changes in the Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or other exchanges of shares and the like, appropriate adjustments will be made by the Board of Directors to the number of shares of Common Stock available for issuance under the Director Plan, the number of shares subject to outstanding options and/or the exercise price per share of outstanding options.

         Options granted under the Director Plan give the option holder the right to purchase Common Stock at a price fixed in the stock option agreement executed by the option holder and the Company at the time of grant. The option exercise price will not be less than the fair market value of a share of Common Stock on the date the option is granted. "Fair market value" for purposes of the Director Plan generally will be equal to the closing price for the Common Stock on the day prior to the date of grant. The period for exercising an option begins six months after the option is granted and generally ends ten years from the date the option is granted. Pursuant to the Director Plan, Messrs. Aprahamian and Donohue will receive additional option grants for 5,000 shares each effective as of the date of the Annual Meeting.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth, for the years ended December 31, 1996 and 1995, the cash compensation paid by the Company, as well as certain other compensation paid or accrued during those years, to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 1996 (the "named executive officers").

                          SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                             COMPENSATION/
                                                                                 AWARDS
                                                                                 ------
                                                                                SHARES OF
                                                ANNUAL COMPENSATION           COMMON STOCK            ALL OTHER
                                                -------------------            UNDERLYING            COMPENSATION
 NAME AND PRINCIPAL POSITION(S)               YEAR         SALARY ($)          OPTIONS (#)              ($)(1)
 ------------------------------               ----         ----------          -----------          ----------------
 Paul J. Klaassen                             1996          $200,000                   N/A               $2,375
   Chairman of the Board, President           1995           200,000                   N/A                2,310
   and Chief Executive Officer

 David W. Faeder                              1996           175,000               191,666                2,375
   Executive Vice President and               1995           175,000               450,000                2,310
   Chief  Financial Officer

 Timothy S. Smick(2)                          1996           175,000               266,666                  N/A
   Executive Vice President and               1995               N/A                   N/A                  N/A
   Chief Operating Officer

 Thomas B. Newell(3)                          1996           175,000               213,333                  N/A
   Executive Vice President and               1995               N/A                66,666                  N/A
   General Counsel of the Company
   and President of Sunrise
   Development, Inc.

 Brian C. Swinton(4)                          1996           165,000               195,000                  N/A
   Executive Vice President,                  1995               N/A                   N/A                  N/A
   Sales and Marketing

----------------------
(1) Represents matching contributions made by the Company under its 401(k) plan.

(2)      Mr. Smick joined the Company in February 1996.

(3)      Mr. Newell joined the Company in January 1996.

(4)      Mr. Swinton joined the Company in May 1996.

OPTION GRANTS

         The following table contains certain information with respect to stock options granted in 1996 to each of the named executive officers of the Company. All options granted in 1996 were ten-year non-qualified options.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZABLE VALUE AT
                                                   % OF                                    ASSUMED ANNUAL RATES OF STOCK
                               SHARES OF      TOTAL OPTIONS                                            PRICE
                              COMMON STOCK     GRANTED TO       EXERCISE                          APPRECIATION FOR
                               UNDERLYING      EMPLOYEES IN     OR BASE                             OPTION TERM
                                OPTIONS           FISCAL         PRICE    EXPIRATION                -----------
            NAME                GRANTED            YEAR          ($/SH)       DATE             5% ($)          10% ($)
            ----                -------         ----------       ------   ------------     ------------     ------------
 Paul J. Klaassen                 -0-               -0-%           $-0-          -0-                $-0-               $-0-
 David W. Faeder                16,666(1)           .87           10.50       02/15/06          110,052            278,898
                                25,000(2)          1.31           20.00       05/30/06          314,445            796,870
                               150,000(3)          7.85          25.625       12/13/06        2,417,299          6,125,938

 Timothy S. Smick              141,666(1)          7.41           10.50       02/15/06          935,476          2,370,681
                                25,000(2)          1.31           20.00       05/30/06          314,445            796,870
                               100,000(3)          5.23          25.625       12/13/06        1,611,533          4,083,958

 Thomas B. Newell               63,333(1)          3.31           10.50       02/15/06          418,212          1,059,833
                                25,000(2)          1.31           20.00       05/30/06          314,445            796,870
                               125,000(3)          6.54          25.625       12/13/06        2,014,416          5,104,948

 Brian C. Swinton              120,000(1)          6.28           20.00       05/30/06        1,509,338          3,824,976
                                75,000(3)          3.92          25.625       12/13/06        1,208,649          3,062,969

----------------------
(1) These options vested 25% on June 5, 1996. The balance vest 25% on each of the next three anniversary dates thereof, except as otherwise indicated. Vesting is accelerated if the options are not assumed in connection with any dissolution or liquidation of the Company, the sale of substantially all of the Company's assets, a merger, reorganization or consolidation in which the Company is not the surviving corporation or any other transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of the Company (collectively, a "Corporate Reorganization"). The vesting of Mr. Newell's options also accelerate in the event of involuntary termination of employment (other than for cause).

(2)      These options are 100% vested.

(3) These options vest in four equal installments commencing on December 13, 1997. Vesting is accelerated if the options are not assumed in connection with a Corporate Reorganization. The optionee may exercise the vested portion of the option to the extent such exercise would not result in any amount of employee remuneration to the optionee being determined to be not deductible pursuant to Section 163(m) of the Internal Revenue Code of 1986, as amended.

OPTION EXERCISES AND HOLDINGS

         The following table sets forth information with respect to each of the named executive officers of the Company concerning the exercise of stock options during 1996, the number of securities underlying unexercised options at the 1996 year-end and the 1996 year-end value of all unexercised in-the-money options held by such individuals.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                                UNDERLYING                    VALUE OF UNEXERCISED
                       SHARES                             UNEXERCISED OPTIONS(#)           IN-THE-MONEY OPTIONS($)(1)
                     ACQUIRED ON         VALUE            ----------------------           --------------------------
       NAME         EXERCISE (#)    REALIZED($)(1)       EXERCISABLEUNEXERCISABLE           EXERCISABLEUNEXERCISABLE
----------------    ------------    --------------       ------------------------           ------------------------
Paul J.                     -0-            $-0-               -0-             -0-              $-0-            $-0-
  Klaassen
David W.               150,000        2,400,000           254,166         237,501         4,423,426       1,748,453
  Faeder
Timothy S.              33,333          450,000            27,083         206,251           199,213       1,813,297
  Smick
Thomas B.               20,000          324,000            37,499         222,503           367,171       1,858,495
  Newell
Brian C.                   -0-              -0-            30,000         165,000           198,750         671,250
  Swinton

----------------------
(1) Market values of underlying securities at exercise or year-end minus the exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is composed entirely of non-employee directors. During 1996, Messrs. Aprahamian, Donohue and Meadow served on the Compensation Committee. In 1993, Mr. Donohue, jointly with his wife, made a capital contribution of $500,000 in exchange for a 30% membership interest in Sunrise Village House LLC, a limited liability company (the "LLC") that owns the Company's Village House facility. At that time, the Company owned a 50% membership interest in, and was the managing member of, the LLC, and managed the facility pursuant to a management contract that expires in 2003. Distributions made by the LLC to the Donohues in 1996 totaled $40,582. On May 28, 1996, the Company purchased the Donohues' 30% interest in the LLC in exchange for 52,500 shares of Common Stock. The purchase price was determined based on a valuation of the facility prepared by the Company based primarily upon a capitalization of net operating income from the facility. The Donohues were granted "piggy-back" registration rights with respect to such shares.

         On January 4, 1995 and January 14, 1996, DLJ Capital Corporation and Sprout Growth II, L.P. (entities affiliated with Scott F. Meadow) purchased from the Company in a private placement an aggregate of 733,333 shares of Series A Convertible Preferred Stock at $9.00 per share and an aggregate of 300,000 shares of Series B Exchangeable Preferred Stock at $10.00 per share, respectively. The Series A Convertible Preferred Stock converted into an equal number of shares of Common Stock upon completion of the

Company's initial public offering and the Series B Preferred Stock was redeemed by the Company for $10.00 per share (plus accrued but unpaid dividends) with a portion of the net proceeds of the initial public offering. See "Certain Transactions."

         Scott F. Meadow is an executive officer of The Sprout Group, the venture capital division of DLJ Capital Corporation. DLJ Capital Corporation is an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation, the lead managing underwriter in the Company's initial public offering and its October 1996 follow-on public offering.

STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Company's Common Stock from May 31, 1996 (the date the Company's Common Stock began trading on the Nasdaq National Market), through December 31, 1996, and through February 28, 1997, with the cumulative total return of the Standard and Poor's Index 500 Stock and the Peer Group Index (as defined below**). The graph assumes the investment of $100 in the Company's Common Stock on May 31, 1996. The initial public offering price of the Company's Common Stock was $20.00 per share.


                    Comparison of Cumulative Total Return*
          May 31, 1996 to December 31, 1996 and to February 28, 1997


                          5/96     6/96     7/96     8/96     9/96    10/96     11/96    12/96     1/97    2/97
                          ----     ----     ----     ----     ----    -----     -----    -----     ----    ----
Sunrise Assisted           100      120     114      133      140      115       121      139      129      140
Living, Inc.
Peer Group                 100       99      85       88       96      102        97      104      105      113
S&P 500                    100      100      96       98      103      106       114      112      119      120





---------------------------

*Cumulative Total Return assumes an initial investment of $100 on May 31, 1996 and the reinvestment of dividends. There were no dividends paid by the Company during the period presented.

**Peer Group Index is composed of selected assisted living or other long term care companies. These companies are: Alternative Living Services, Inc., Assisted Living Concepts, Inc., ATRIA Communities, Inc., CareMatrix Corporation, Integrated Health Services, Inc. and Manor Care, Inc.

REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors and its Compensation and Stock Option Committees have prepared the following report on the Company's policies with respect to the compensation of executive officers for 1996.

         Commencing June 5, 1996, the date the Company completed its initial public offering, the Board of Directors has made all decisions on compensation of the Company's executive officers (other than stock options), based upon recommendations of the Compensation Committee. No member of the Compensation Committee is an employee of the Company. Prior to June 5, 1996, the Compensation Committee determined all executive compensation matters (other than stock options). Decisions as to the grant of stock options are made by the Stock Option Committee. Effective June 5, 1996, the Stock Option Committee was reconstituted so that the members of the Compensation Committee also serve as members of the Stock Option Committee. Prior thereto, the Stock Option Committee consisted of Messrs. Klaassen and Faeder and Ms. Klaassen.

COMPENSATION OF EXECUTIVE OFFICERS

         The compensation policies of the Company are designed to enable the Company to attract, motivate and retain experienced and qualified executives. The Company seeks to provide competitive compensation. The Company's policy has been to provide a significant component of an executive officer's compensation through the grant of stock options. The Company believes that grants of stock options to executives, as well as to employees generally, help align the interests of such persons with the interests of Company' stockholders.

         The following describes in more specific terms the elements of compensation of executive officers for 1996:

         BASE SALARIES

         Base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, and the competitive marketplace for executive talent. Base salaries for executive officers are reviewed annually by the Compensation Committee and the Board based on, among other things, individual performance and responsibilities. Base salaries for the Company's executive officers were not increased in 1996 due to the Company's emphasis on stock option grants as a primary compensation tool.

         STOCK OPTIONS

         Stock options are considered an effective long-term incentive because gains are linked to increases in the stock value, which in turn provides stockholder gains. Stock options generally are granted by the Stock Option Committee at an exercise price equal to the market price of the Common Stock at the date of the grant. The options typically vest in equal portions over a four year period, and are exercisable within ten years from the date of vesting. The full benefit of the options is realized upon appreciation of the stock price in future periods, thus providing an incentive to create value to the Company's stockholders through appreciation of the stock price. Management of the Company believes that stock options have been helpful in attracting and retaining skilled executive personnel.

         Stock option grants made to executive officers in 1996 reflect significant individual performance and contributions relating to the Company's operations, implementation of the Company's development and acquisition programs and the successful completion of the Company's initial public offering and October 1996 follow-on public offering. The Company also believes that the market for experienced executives in the assisted living industry has become more competitive as the number of public assisted living companies and entrants into the assisted living industry has increased. The stock option grants made to the Company's executive officers in 1996 also reflect these competitive factors. Certain newly-hired executive officers also received stock option grants at the time of their employment with the Company.

         Reflecting the Company's belief in the value and desirability of all employees having a proprietary interest in the Company, during 1996, the Company granted stock options covering a total of 1,911,271 shares of Common Stock to 457 employees. Such number includes options covering an aggregate of 866,668 shares of Common Stock granted to four of the Company's executive officers. The per share option exercise prices of such options ranged from $10.50 to $25.625, which generally equaled the fair market value of a share of the Company's Common Stock on the date of grant.

         OTHER

         The Company has adopted a contributory retirement plan (the "401(k) Plan") for all of its employees (including executive officers) age 21 and over with at least one year of service to the Company. The 401(k) Plan provides that each participant may contribute up to 16% of his or her salary (not to exceed the annual statutory limit). In general, the Company makes matching contributions to each participant's account equal to 25% of such participant's contribution up to 7% of such participant's annual compensation. Effective April 1, 1997, the Company no longer makes matching contributions for participants with annual compensation in excess of $40,000.

CEO'S COMPENSATION

         Mr. Klaassen received a salary of $200,000 in 1996 and in 1995 and participated in the Company's 401(k) Plan. He and his wife, Teresa M. Klaassen, Executive Vice President and a director of the Company, currently beneficially own 5,076,336 shares of Company Common Stock, or approximately 27.2% of the outstanding shares. In view of their stock ownership, neither Mr. Klaassen nor Ms. Klaassen has received grants of stock options. The Company reserves the right to make future grants of options to Mr. Klaassen and/or Ms. Klaassen.

COMPENSATION DEDUCTIBILITY POLICY

         Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and applicable Treasury regulations, no deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated officers. Under those provisions, however, there is no limitation on the deductibility of "qualified performance-based compensation." In general, the Company's policy is to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to the Company's executive officers.

                                     Respectfully submitted,

The Board of Directors               Compensation and Stock Option Committees

Paul J. Klaassen, Chairman           Thomas J. Donohue, Chairman
Ronald A. Aprahamian                 Ronald A. Aprahamian
Thomas J. Donohue                    Scott F. Meadow
Richard A. Doppelt
David W. Faeder
Teresa M. Klaassen
Scott F. Meadow
Darcy J. Moore
Timothy S. Smick

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, officers and beneficial owners of more than 10% of the Company's outstanding equity securities to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to the Company in 1996, the Company believes that all
Section 16(a) filing requirements for that year applicable to such persons were complied with on a timely basis, except that the Company's Controller was late in filing his initial ownership report.

CERTAIN TRANSACTIONS

         The Company leases certain real property on which the Fairfax facility is located from Teresa M. Klaassen and Paul J. Klaassen pursuant to a 99-year ground lease dated June 5, 1986 (the "Ground Lease"). The Ground Lease provides for monthly rent of $21,272, as adjusted annually based on the Consumer Price Index. Annual rent expense under the ground lease for 1996 was $262,000. The Company has subleased approximately 50% of the property subject to the Ground Lease to Sunrise Foundation, Inc., a not-for-profit organization operated by the Klaassens ("Sunrise Foundation"), which operates a school and day care center on the property. The sublease terminates upon expiration of the

Ground Lease and provides for monthly rent equal to 50% of all of the rent payable under the Ground Lease. Sunrise Foundation also reimburses the Company for use of office facilities and support services. Reimbursements for 1996 were $132,000. The Company believes that, at the time entered into, the terms of the lease and sublease were no less favorable to the Company than those which it could have obtained from an unaffiliated third party.

         The Klaassens also lease certain real property located in Fairfax County, Virginia for use as a residence pursuant to a 99-year ground lease with the Company entered into in June 1994. The rent is $1.00 per month. This property is part of a parcel, which includes the Company's Oakton facility, that was previously transferred by the Klaassens to the Company in connection with obtaining certain financing. Rather than attempting to subdivide the parcel, which would have caused a significant delay in consummation of the financing transaction, the Company agreed to lease the Klaassens' residence back to them as a condition to the transfer of the property.

         In 1996 prior to the Company's initial public offering, one of the Company's predecessor entities made a $390,000 distribution to the Klaassens relating to prior period net income.

         The table below sets forth (i) the number of shares of Series A Convertible Preferred Stock issued by the Company for $9.00 per share on January 4, 1995 and (ii) the number of shares of Series B Exchangeable Preferred Stock issued by the Company for $10.00 per share on January 19, 1996, to certain entities affiliated with directors of the Company. In June 1996 upon completion of the Company's initial public offering, the Series A Convertible Preferred Stock converted automatically into an equal number of shares of Common Stock and the Series B Exchangeable Preferred Stock was redeemed by the Company for $10.00 per share (plus accrued but unpaid dividends).

                                                            PRIOR TO CONVERSION OF
                                                         SERIES A PREFERRED STOCK AND
                                                            REDEMPTION OF SERIES B
                                                               PREFERRED STOCK
                                                               ---------------
                                                                                                 REDEMPTION
                                                          NUMBER OF           NUMBER OF        PRICE PAID TO
                                                          SHARES OF           SHARES OF          HOLDERS OF
                                                           SERIES A            SERIES B           SERIES B
                                                          PREFERRED           PREFERRED           PREFERRED
                  ENTITY/DIRECTOR                           STOCK               STOCK               STOCK
                  ---------------                           -----               -----               -----
 Allstate Insurance Company and affiliated entities/
 Richard A. Doppelt                                     977,778             400,000            $4,066,000

 DLJ Capital Corporation and Sprout
  Growth II, L.P./ Scott F. Meadow                      733,333             300,000             3,049,500

 Frontenac VI Limited Partnership/
   Darcy J. Moore                                       733,333             300,000             3,049,500

         For a description of certain other transactions involving the Company and its directors, see "Compensation Committee Interlocks and Insider Participation."

                                  APPROVAL OF
                             1997 STOCK OPTION PLAN
                                  (PROPOSAL 2)

     On March 26, 1997, the Board of Directors adopted the 1997 Stock Option Plan (the "1997 Option Plan"), subject to approval of stockholders at the Annual Meeting. As of the date of adoption of the 1997 Option Plan by the Board, there were approximately 2,570 officers and employees of the Company and its subsidiaries who are eligible to participate in the 1997 Option Plan.

     The principal provision of the 1997 Stock Option Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the 1997 Option Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

     DESCRIPTION OF 1997 OPTION PLAN

     The 1997 Option Plan provides for the granting of options to acquire Common Stock, which may be either incentive stock options (an "ISO") or nonqualified stock options (an "NSO"). The 1997 Option Plan is administered by the Stock Option Committee of the Board of Directors, and all employees of the Company or any subsidiary and any consultant or adviser providing bona fide services to the Company or any subsidiary (provided that such services are not in connection with the offer or sale of securities in a capital raising transaction) whose participation in the 1997 Option Plan is determined by the Stock Option Committee to be in the best interests of the Company are eligible to receive option grants thereunder. The 1997 Option Plan does not have a termination date, but a grant of an ISO may not occur 10 years after March 26, 1997, the effective date of the 1997 Option Plan. Receipt of option grants under the 1997 Option Plan is contingent upon the execution by each prospective option holder of an agreement in such form as the Stock Option Committee may from time to time determine.

     The 1997 Option Plan provides for the grant of options to purchase up to 1,800,000 shares of Common Stock. The purchase price per share of Common Stock subject to an option is fixed by the Stock Option Committee when the option is granted. Options to purchase no more than 500,000 shares of Common Stock may be granted to any one eligible individual during the first 10 years after the effective date of the 1997 Option Plan and 200,000 shares per year thereafter. The terms of options granted under the 1997 Option Plan, including the vesting provisions of such options, will be established at the time of grant. The Stock Option Committee, in its sole discretion, may rescind, modify or waive an limitation or condition on the exercise of an option contained in any option agreement so as to accelerate the time at which an option may be exercised or extend the period during which the option may be exercised. No person may receive an ISO if, at the time of grant, such person owns directly or indirectly more than 10% of the total combined voting power of the Company unless the option price is at least 110% of the fair market value of the Common Stock and the exercise period of such ISO is by its terms limited to five years. There is also a $100,000 limit on the value of Common Stock (determined at the time of grant) covered by ISOs that first become exercisable by an optionee in any calendar year. No option granted to a reporting person under Section 16 of the Exchange Act may be exercisable during the first six months after the date of grant.

     Payment for shares purchased under the 1997 Option Plan may be made: (i) in cash or in cash equivalents; (ii) if permitted by the option agreement, by exchanging shares of Common Stock with a fair market value equal to or less than the total option price plus cash for any difference; (iii) if permitted by the option agreement, by delivery of a promissory note of the person exercising the option; (iv) if permitted by the option agreement, by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option equal in value to the exercise price; or (v) by a combination of the foregoing. Payment in full of the option price need not accompany the written notice of exercise provided the notice directs that the stock certificate for the shares for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such stock certificate is delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the option price.

     In the event of stock splits, stock dividends, recapitalizations, combinations of shares or certain other events, the 1997 Option Plan provides for adjustment of: (i) the number of shares available for option grants, including the maximum number of shares that may be granted to any one individual, and (ii) the number of shares and the per share exercise price for shares subject to unexercised options. Upon any dissolution or liquidation of the Company, the sale of substantially all of the Company's assets, a merger, reorganization or consolidation in which the Company is not the surviving corporation or any other transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of the Company, the 1997 Option Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of the plans and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise price.

     Options granted under the 1997 Plan generally are non-transferable except by will or by the laws of descent and distribution upon the death of the option holder.

     The Board of Directors may terminate or amend the 1997 Option Plan at any time; provided, however, that any amendment by the Board which, if not approved by the Company's stockholders would cause the Plan to not comply with Sections 162(m) or 422 of the Internal Revenue Code of 1986, as amended (the "Code"), shall not be effective unless approved by the affirmative vote of stockholders who hold more than 50% of the combined voting power of the outstanding shares of voting stock of the Company present or represented, and entitled to vote thereon at a duly constituted stockholders' meeting.

     Based on the closing price of $28 1/8 per share on March 17, 1997, the aggregate market value of the 1,800,000 shares of Common Stock issuable under the 1997 Option Plan is $50.6 million. In addition to the 1997 Option Plan, the Company maintains two other stock options plans under which employees are eligible to receive option grants: the 1995 Stock Option Plan (1,298,065 shares reserved, of which 1,269,438 shares have been granted, net of forfeitures, as of March 17, 1997) and the 1996 Non-Incentive Stock Option Plan (1,100,000 shares reserved, of which 1,095,491 shares have been granted as of March 17, 1997). In January 1995, the Company also made a non-plan option grant to Mr. Faeder covering 450,000 shares of Common Stock.

     FEDERAL INCOME TAX CONSEQUENCES

     The grant of an option will not be a taxable event for the optionee or the Company.

     Incentive Stock Options. An optionee will not recognize taxable income upon exercise of an ISO (except that the alternative minimum tax may apply), and any gain realized upon a disposition of shares of stock received pursuant to the exercise of an ISO will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement").
The Company will not be entitled to any business expense deduction with respect to the exercise of an ISO, except as discussed below.

     For the exercise of an option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled, the three-month period for exercise following termination of employment is extended to one year. In the case of an employee who dies, both the time for exercising ISOs after termination of employment and the holding period for stock received pursuant to the exercise of the option are waived.

     If all of the foregoing requirements are met except the holding period requirement mentioned above, the optionee will recognize ordinary income upon the disposition of the stock in an amount generally equal to the excess of the fair market value of the stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer corporation will be allowed a business expense deduction to the extent the optionee recognizes ordinary income subject to Section 162(m) of the Code summarized below.

     If an optionee exercises an ISO by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an ISO and had not satisfied the holding period requirement summarized above). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the optionee used shares received pursuant to the exercise of an ISO (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares.

     If, pursuant to an option agreement, the Company withholds shares in payment of the option price for incentive options, the transaction should generally be treated as if the withheld shares had been sold in a disqualifying disposition after exercise of the option, so that the optionee will realize ordinary income with respect to such shares. The shares paid for by the withheld shares should be treated as having been received upon exercise of an incentive stock option, with the tax consequences described above. However, the Internal Revenue Service has not ruled on the tax treatment of shares received on exercise of an incentive stock option where the option exercise price is paid with withheld shares.

     Non-Qualified Options. Upon exercising a NSO, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date will be deferred, unless the optionee makes a special tax election within 30 days after exercise). Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a NSO, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If the employer corporation complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income. Under Section 162(m) of the Code, if the optionee is one of certain specified executive officers, then, unless certain exceptions apply, the employer is not entitled to deduct compensation with respect to the optionee, including compensation related to the exercise of stock options, to the extent such compensation in the aggregate exceeds $1.0 million for the taxable year. The options are intended to comply with the exception to Section 162(m) for "performance-based" compensation.

     If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for NSOs, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an incentive option) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income. The optionee's basis in the additional shares will be equal to the amount included in the optionee's income.

     If, pursuant to an option agreement, the Company withholds shares in payment of the option price for NSOs or in payment of tax withholding, the transaction should generally be treated as if the withheld shares had been sold for an amount equal to the exercise price after exercise of the option.

         REASONS FOR OBTAINING STOCKHOLDER APPROVAL

         The Board has approved the 1997 Option Plan subject to stockholder approval at the Annual Meeting. The Company is submitting the 1997 Option Plan for stockholder approval at the Annual Meeting because stockholder approval is required to (i) qualify the 1997 Option Plan under Section 422 of the Code relating to the grant of ISOs and (ii) obtain a federal income tax deduction under Section 162(m) of the Code for compensation recognized by optionees in connection with the exercise of options granted under the 1997 Option Plan.

         Section 422 of the Code and applicable Treasury regulations, among other things, condition ISO treatment for option grants on stockholder approval of the stock option plan pursuant to which the ISOs are granted. Under Section 162(m) of the Code and applicable Treasury regulations, no deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated officers. Under those provisions, however, there is no limitation on the deductibility of "qualified performance-based compensation." To satisfy this definition: (i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goals under which compensation is paid must be established by a compensation committee having the authority to establish and administer performance goals and comprised solely of two or more directors who qualify as "outside directors" for purposes of the exception; (iii) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and (iv) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied. Under applicable Treasury regulations, in the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) and the stockholder approval requirement (summarized in (iii) above) are deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if: (i) the grant or award is made by a compensation committee satisfying the above requirements;
(ii) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified time period to an employee; (iii) under the option exercise price equals or exceeds the fair market value of the stock on the date of grant; and (iv) the stock option plan is approved by stockholders.

         The Company has in the past used stock options as an important device to motivate and reward its employees and employees of its subsidiaries, and believes that equity incentives represented by stock options enhance its ability to attract and retain key personnel.

         REQUIRED VOTE

                 The approval by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required to approve the 1997 Option Plan. Abstentions will have the same effect as a negative vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1997 OPTION PLAN.

1995 STOCK OPTION PLAN

     Set forth below is certain information regarding the Company's 1995 Stock Option Plan, as amended (the "1995 Option Plan"). Such information is included in this proxy statement for the purpose of satisfying the requirements of former Rule 16b-3 for options granted under the 1995 Option Plan prior to November 1, 1996.

     DESCRIPTION OF 1995 OPTION PLAN

     The 1995 Option Plan provides for the granting of options to acquire Common Stock, which may be either ISOs or NSOs. The 1995 Option Plan is administered by the Stock Option Committee of the Board of Directors, and all full-time employees or any other individual (including non-employee directors of, or consultants or advisors providing bona fide services to, the Company) whose participation in the 1995 Option Plan is determined by the Stock Option Committee to be in the best interests of the Company are eligible to receive option grants thereunder. The 1995 Option Plan does not have a termination date, but a grant of an ISO may not occur 10 years after May 16, 1995, the effective date of the 1995 Option Plan. Receipt of option grants under the 1995 Option Plan is contingent upon the execution by each prospective option holder of an agreement in such form as the Stock Option Committee may from time to time determine.

     The 1995 Option Plan provides for the grant of options to purchase up to 1,298,065 shares of Common Stock. The purchase price per share of Common Stock subject to an option is fixed by the Stock Option Committee when the option is granted. Options to purchase no more than 250,000 shares of Common Stock may be granted to any one eligible individual during the first 10 years after the effective date of the 1995 Option Plan and 50,000 shares per year thereafter. The terms of options granted under the 1995 Option Plan, including the vesting provisions of such options, are established at the time of grant. The Stock Option Committee, in its sole discretion, may rescind, modify or waive an limitation or condition on the exercise of an option contained in any option agreement so as to accelerate the time at which an option may be exercised or extend the period during which the option may be exercised. No person may receive an ISO if, at the time of grant, such person owns directly or indirectly more than 10% of the total combined voting power of the Company unless the option price is at least 110% of the fair market value of the Common Stock and the exercise period of such ISO is by its terms limited to five years. There is also a $100,000 limit on the value of Common Stock (determined at the time of grant) covered by ISOs that first become exercisable by an optionee in any calendar year. No option granted to a reporting person under
Section 16 of the Exchange Act may be exercisable during the first six months after the date of grant.

     Payment for shares purchased under the 1995 Option Plan may be made: (i) in cash or in cash equivalents; (ii) if permitted by the option agreement, by exchanging shares of Common Stock with a fair market value equal to or less than the total option price plus cash for any difference; (iii) if permitted by the option agreement, by delivery of a promissory note of the person exercising the option; (iv) if permitted by the option agreement, by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option equal in value to the exercise price; or (v) by a combination of the foregoing. Payment in full of the option price need not accompany the written notice of exercise provided the notice directs that the stock certificate for the shares for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such stock certificate is delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the option price.

     In the event of stock splits, stock dividends, recapitalizations, combinations of shares or certain other events, the 1995 Option Plan provides for adjustment of: (i) the number of shares available for option grants, including the maximum number of shares that may be granted to any one individual, and (ii) the number of shares and the per share exercise price for shares subject to unexercised options. Upon any dissolution or liquidation of the Company, the sale of substantially all of the Company's assets, a merger, reorganization or consolidation in which the Company is not the surviving corporation or any other transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of the Company, the 1995 Option Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of the plans and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise price. In the event of any such termination, the option agreements entered into with optionees provide that the optionee shall have the right during such period before such termination as the Board of Directors shall determine to exercise the related option in whole or in part and whether or not the option was exercisable at the time of any such termination.

     Options granted under the 1995 Option Plan generally terminate upon the earliest of: (i) ten years from the date of grant; (ii) termination of employment or other relationship for any reason (to the extent the option has not vested); (iii) termination of employment or other relationship for cause (whether or not the option has vested); (iv) one year after termination of employment or other relationship due to death or disability (to the extent the option has vested); and (v) three months after the optionee's termination of employment or other relationship other than for cause, death or disability (to the extent the option has vested). Options granted under the 1995 Option Plan generally are non-transferable except by will or by the laws of descent and distribution upon the death of the option holder.

     The Board of Directors may terminate or amend the 1995 Option Plan at any time; provided, however, that any amendment by the Board which, if not approved by the Company's stockholders in accordance with applicable requirements of Rule 16b-3, would cause the Plan to not comply with Rule 16b-3 (or any successor rule or other regulatory requirements) or the Code, shall not be effective unless approved by the affirmative vote of stockholders who hold more than 50% of the combined voting power of the outstanding shares of voting stock of the Company present or represented, and entitled to vote thereon at a duly constituted stockholders' meeting.

    PLAN BENEFITS

         The table below indicates options granted to date under the 1995 Option Plan. With the exception of an option grant for 6,666 shares at an exercise price of $3.75 per share, the option exercise price of options granted under the 1995 Option Plan was not less than the fair market value of the Company's Common Stock on the date of grant, as determined pursuant to the Plan. All of such options have been NSOs.

                                 PLAN BENEFITS

                                                               1995 OPTION PLAN
                                                               --------------------
                                           AVERAGE PER SHARE                      NUMBER
         NAME AND POSITION(S)              EXERCISE PRICE($)                  OF OPTIONS (#)
         --------------------              -----------------                  --------------
Paul J. Klaassen                                 $-0-                              -0-
  Chairman of the Board, President
  and Chief Executive Officer
David W. Faeder                                  16.20                             41,667
   Executive Vice President and
    Chief Financial Officer
Timothy S. Smick                                 11.93                            166,667
  Executive Vice President and
  Chief Operating Officer
Thomas B. Newell                                 10.65                            155,002
  Executive Vice President and
  General Counsel of the Company and
  President of Sunrise Development, Inc.
Brian C. Swinton                                 20.00                            120,000
  Executive Vice President,
  Sales and Marketing
Executive Group (6 persons)                      13.89                            483,336
Non-Executive Director
  Group (2 persons)                              14.20                             50,000
Non-Executive Officer Employee Group
 (212 persons)                                   11.34                            736,177

         Based on the closing price of $28 1/8 per share on March 17, 1997, the aggregate market value of the 1,298,065 shares of Common Stock issuable under the 1995 Option Plan is $36.5 million.

     FEDERAL INCOME TAX CONSEQUENCES

     For a description of the federal income tax consequences of the issuance and exercise of options under the 1995 Option Plan to the optionee and the Company, see "Approval of 1997 Stock Option Plan -- Federal Income Tax Consequences."

                         INDEPENDENT PUBLIC ACCOUNTANTS

                 The Board of Directors has appointed Ernst & Young LLP to act as the Company's independent public accountants for 1997. Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Ernst & Young LLP was first appointed to act as the Company's independent public accountants in November 1994.

                           STOCK OWNED BY MANAGEMENT

  The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of March 17, 1997 by (i) each director and nominee for director of the Company; (ii) each named executive officer of the Company; and (iii) all executive officers and directors of the Company as a group.

 NAME AND POSITION(S)                                AMOUNT AND NATURE OF               PERCENT OF COMMON
 WITH THE COMPANY                                  BENEFICIAL OWNERSHIP(1)              STOCK OUTSTANDING
 ----------------                                  -----------------------              -----------------
 Paul J. Klaassen(2)                                      5,076,336                          27.2%
   Chairman of the Board, President
   and Chief Executive Officer

 Teresa M. Klaassen(2)                                    5,076,336                          27.2
   Executive Vice President and
   Secretary

 David W. Faeder(3)                                         179,166                            *
   Executive Vice President and
   Chief Financial Officer

 Timothy S. Smick(4)                                         30,083                            *
   Executive Vice President and
   Chief Operating Officer

 Thomas B. Newell(3)                                         27,499                            *
   Executive Vice President and
   General Counsel of the Company
   and President of Sunrise
   Development, Inc.

 Brian C. Swinton(3)                                         30,000                            *
   Executive Vice President, Sales
   and Marketing

 Ronald V. Aprahamian(5)                                     65,000                            *
   Director

 Thomas J. Donohue(6)                                        77,500                            *
   Director

 Richard A. Doppelt(7)                                      728,778                           3.9
   Director

 Scott F. Meadow(8)                                          51,516                            *
   Director

 Darcy J. Moore                                               -0-                              *
   Director

 Executive officers and directors                         6,265,878                          33.1
   as a group (11 persons)(9)

----------------------
   *  Less than one percent.

(1) Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power and as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of shares as to which such person has the right to acquire voting and/or investment power within 60 days.

(2) Includes 4,876,336 shares held jointly by the Klaassens, as tenants by the entireties, and 200,000 shares held by the Sunrise Foundation, Inc. over which the Klaassens have voting and investment power. See "Principal Holders of Voting Securities."

(3) Represents shares issuable upon the exercise of stock options that are exercisable within 60 days of March 17, 1997.

(4) Represents shares issuable upon the exercise of stock options that are exercisable within 60 days of March 17, 1997 and 3,000 shares held in a trust for which Mr. Smick serves as trustee.

(5) Represents 25,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 17, 1997 and 40,000 shares of Common Stock held directly.

(6) Represents 25,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 17, 1997 and 52,500 shares of Common Stock held directly.

(7) Includes 1,000 shares owned directly, 407,555 shares beneficially owned by Allstate Insurance Company and 254,722 shares beneficially owned by Allstate Life Insurance. Also includes shares held in trust for the benefit of Allstate Retirement Plan (36,389 shares) and Agents Pension Plan (29,112 shares) by CTC Illinois Trust Company, as trustee. Mr. Doppelt is Director of Allstate Private Equity, a division of Allstate Insurance Company, and in such capacity may be deemed to share beneficial ownership with respect to such shares; however, he disclaims any beneficial ownership except to the extent of his pecuniary interest therein.

(8) Represents 1,542 shares owned directly, 2,143 shares beneficially owned by DLJ Growth Associates II, L.P. ("DLJ Growth") and 47,831 shares beneficially owned by DLJ Capital Corporation ("DLJ Capital"). Mr. Meadow is a general partner of DLJ Growth, and a Vice President of The Sprout Group, a division of DLJ Capital. Mr. Meadow may be deemed to share beneficial ownership with respect to the shares owned by DLJ Growth and DLJ

         Capital; however, he disclaims any beneficial ownership, except to the extent of his pecuniary interest therein.

(9) See notes (3), (4), (5), (6), (7) and (8) above. Includes the 5,076,336 shares beneficially owned by Paul J. and Teresa M. Klaassen.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information as of March 17, 1997 with respect to the ownership of shares of Company Common Stock by each person believed by management to be the beneficial owner of more than five percent of the Company's outstanding Common Stock. The information is based on the most recent Schedule 13D or 13G filed with the SEC on behalf of such persons or other information made available to the Company. Except as otherwise indicated, the reporting persons have stated that they possess sole voting and sole dispositive power over the entire number of shares reported.

 NAME AND ADDRESS OF                                 AMOUNT AND NATURE OF               PERCENT OF COMMON
 BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP               STOCK OUTSTANDING
 ----------------------                              --------------------               -----------------
 Paul J. and Teresa M. Klaassen(1)                        5,076,336                          27.2%
   9401 Lee Highway, Suite 300
   Fairfax, VA 22031

 Cohen & Steers Capital                                   2,319,900                          12.4
   Management, Inc.(2)
   757 Third Avenue
   New York, NY 10017

 Putnam Investments, Inc.(3)                              1,914,769                          10.3
   One Post Office Square
   Boston, MA 02109

 ARK Asset Management Co, Inc.(4)                         1,225,000                           6.6
   One New York Plaza
   New York, NY 10004

 FMR Corp.(5)                                             1,114,000                           6.0
   82 Devonshire Street
   Boston, MA  02109

 Janus Capital Corporation(6)                               945,375                           5.1
   100 Fillmore Street
   Denver, Colorado  80206

----------------------
(1)      See "Stock Owned by Management."

(2) The Amendment No. 1 to Schedule 13G dated February 11, 1997 of Cowen & Steers Capital Management, Inc. ("Cowen & Steers") states that Cowen & Steers, an investment adviser, has sole power to vote 1,986,000 shares and sole power to dispose of 2,319,900 shares.

(3) Amendment No. 1 to Schedule 13G dated January 27, 1997 jointly filed by Putnam Investments, Inc. ("PI"), Marsh & McLennan Companies, Inc. ("M&MC"), Putnam Investment Management Inc. ("PIM"), The Putnam Advisory Company, Inc. ("PAC") and Putnam New Opportunities Fund ("Fund") reports that these shares are beneficially owned as follows:
         PI (shared voting power--37,386 shares and shared dispositive power--1,914,769 shares), M&MC (none); PIM (shared dispositive power --1,847,431 shares), PAC (shared voting power--37,386 shares and shared dispositive power--67,338 shares) and Fund (shared dispositive power--1,100,000). The filing states that PI, which is a wholly-owned subsidiary of M&MC, wholly owns two registered investment advisers:
         PIM, which is the investment adviser to the Putnam family of mutual funds, and PAC, which is the investment adviser to Putnam's institutional clients. Both subsidiaries have dispository power over the shares as investment managers, but each of the mutual fund's trustees have voting power over the shares held by each fund, and PAC has shared voting power over the shares held by the institutional clients.

(4) The Schedule 13G dated February 3, 1997 of ARK Asset Management Co, Inc. ("ARK") states that ARK, which is an investment adviser, has sole power to vote 967,200 shares and sole power to dispose of 1,225,000 shares.

(5) The Schedule 13G dated February 14, 1997 of FMR Corp. states that FMR Corp. has sole power to dispose of the entire number of such shares. The Schedule 13G also states that Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser ("Fidelity"), is the beneficial owner of such shares as a result of acting as investment adviser to various Fidelity funds. Further, the Schedule 13G states that Edward C. Johnson 3d, FMR Corp.'s Chairman, FMR Corp. through Fidelity, and the funds each has sole power to dispose of the shares. The Schedule 13G also indicates that Fidelity votes the shares under written guidelines established by the funds' board of directors, which have the sole power to vote the shares.

(6) The Schedule 13G dated February 10, 1997 jointly filed by Janus Capital Corporation ("Janus Capital") and Thomas H. Bailey, Chairman of the Board, President and a 12.2% stockholder of Janus Capital, states that Janus Capital, an investment adviser, and Mr. Bailey possess shared voting and dispositive power over the entire number of such shares. The Schedule 13G indicates that Janus Capital may be deemed to be the beneficial owner of shares of Company Common Stock held by portfolios managed by it and Mr. Bailey also may be deemed to beneficially own such shares as a result of the positions he holds with Janus Capital.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 1998 annual meeting must be received by the Company no later than December 1, 1997 pursuant to the proxy soliciting rules of the SEC in order to be considered for inclusion in the Company's proxy statement and form fo proxy relating to the 1998 annual meeeting. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1998 annual meeting any stockholder proposal which may be omitted from the Company's proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received. Pursuant to the Company's Bylaws, any stockholder of the Company who intends to present a proposal for action at the 1998 annual meeting also must file a copy thereof with the Secretary of the Company at least 60 days prior to the meeting; however, in the event that less than 75 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 15th day following the day on which such notice of the date or public disclosure was made.

                        OTHER BUSINESS TO BE TRANSACTED

                 The Board of Directors does not know of any other matters to be presented for action by the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons names in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Company's Board of Directors.

                                           By Order of the Board of Directors

                                           /s/ Paul J. Klaassen

                                           Paul J. Klaassen
                                           Chairman of the Board,
                                           President and Chief Executive Officer

Fairfax, Virginia
March 31, 1997

                                                                       EXHIBIT A


                         SUNRISE ASSISTED LIVING, INC.
                             1997 STOCK OPTION PLAN


               SUNRISE ASSISTED LIVING, INC., a Delaware corporation (the "Corporation"), sets forth herein the terms of this 1997 Stock Option Plan (the "Plan") as follows:

1.               PURPOSE

               The Plan is intended to advance the interests of the Corporation and any subsidiary thereof within the meaning of Rule 405 of Regulation C under the Securities Act of 1933, as amended (with the term "person" as used in such Rule 405 being defined as in Section 2(2) of such Act) (a "Subsidiary"), by providing eligible individuals (as designated pursuant to Section 4 below) with incentives to improve business results, by providing an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its Subsidiaries, and will encourage such eligible individuals to continue to serve the Corporation and its Subsidiaries, whether as an employee, as a director, as a consultant or advisor or in some other capacity. To this end, the Plan provides for the grant of stock options, as set out herein.

               This Plan provides for the grant of stock options (each of which is an "Option") in accordance with the terms of the Plan. An Option may be an incentive stock option (an "ISO") intended to satisfy the applicable requirements under Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or the corresponding provision of any subsequently-enacted tax statute (the "Code"), or a nonqualified stock option (an "NSO"). An Option is an NSO to the extent that the Option would exceed the limitations set forth in Section 7 below. An Option is also an NSO if either (i) the Option is specifically designated at the time of grant as an NSO or not being an ISO or
(ii) the Option does not otherwise satisfy the requirements of Code Section 422 at the time of grant. Each Option shall be evidenced by a written agreement between the Corporation and the recipient individual that sets out the terms and conditions of the grant as further described in Section 8.

2.               ADMINISTRATION

                 (a)      BOARD

               The Plan shall be administered by the Board of Directors of the Corporation (the "Board"), which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final, binding and conclusive.

                 (b)      ACTION BY COMMITTEE

               The Board from time to time may appoint a Stock Option Committee consisting of two or more members of the Board of Directors who, in the sole discretion of the Board, may be the same Directors who serve on the Compensation Committee, or may appoint the Compensation Committee to serve as the Stock Option Committee (the "Committee"). The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Restated Certificate of Incorporation and By-Laws of the Corporation and applicable law. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

                 (c)      NO LIABILITY

               No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

3.               STOCK

               The stock that may be issued pursuant to Options under the Plan shall be shares of common stock, par value $.01 per share, of the Corporation (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options under the Plan shall not exceed, in the aggregate, one million eight hundred thousand (1,800,000) shares. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise, the shares of Stock that were subject to the unexercised, forfeited, terminated or canceled portion of such Option shall be available immediately for future grants of Options under the Plan.

4.               ELIGIBILITY

                 (a)      DESIGNATED RECIPIENTS

               Subject to the next sentence, Options may be granted under the Plan to (i) any employee of the Corporation or any Subsidiary (including any such individual who is an officer or director of the Corporation or any Subsidiary) as the Board shall determine and designate from time to time or
(ii) any consultant or advisor providing bona fide services to the Corporation or any Subsidiary (provided that such services must not be in connection with the offer or sale of securities in a capital-raising transaction) whose participation in the Plan is determined by the Board to be in the best interests of the Corporation and is so designated by the Board. Options granted to a full-time employee of the Corporation or a "subsidiary corporation" thereof within the meaning of Section 424(f) of the Code shall be either ISOs or NSOs, as determined in the sole discretion of the Board, and Options granted to any other eligible individual shall be NSOs.

                 (b)      SUCCESSIVE GRANTS

               An individual may hold more than one Option, subject to such restrictions as are provided herein.

5.               EFFECTIVE DATE AND TERM OF THE PLAN

                 (a)      EFFECTIVE DATE

               The Plan shall be effective as of the date of adoption by the Board, subject to approval of the Plan within one year of such effective date by the affirmative vote of stockholders who hold more than fifty percent (50%) of the combined voting power of the outstanding shares of voting stock of the Corporation present or represented, and entitled to vote thereon at a duly constituted stockholders' meeting, or by consent as permitted by law. Upon approval of the Plan by the stockholders of the Corporation as set forth above, however, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the Plan's effective date. If the stockholders fail to approve the Plan within one year of such effective date, any Options granted hereunder shall be null and void and of no effect.

                 (c)      TERM

               The Plan shall have no termination date, but no grant of an ISO may occur after the date that is ten years after the effective date.

6.               GRANT OF OPTIONS

                 (a)      GENERAL

               Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, grant to such eligible individuals as the Board may determine (each of the whom is an "Optionee"), Options to purchase such number of shares of Stock on such terms and conditions as the Board may determine, including any terms or conditions that may be necessary to qualify such Options as ISOs under Section 422 of the Code. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

                 (b)      LIMITATION ON GRANTS OF OPTIONS

                 The maximum number of shares subject to Options that can be granted under the Plan to any executive officer of the Company or a Subsidiary, or to any other person eligible for a grant of an Option under Section 4, is 500,000 shares during the first ten years after the effective date of the Plan and 200,000 shares per year thereafter (in each case, subject to adjustment as provided in Section 16(a) hereof).

7.               LIMITATIONS ON INCENTIVE STOCK OPTIONS

                 (a)      PRICE AND DOLLAR LIMITATIONS

               An Option that is designated as being one that is intended to qualify as an ISO shall qualify for treatment as an ISO only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which all options that are intended to constitute "incentive stock options," within the meaning of Code Section 422, are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the
Code) does not exceed $100,000.

                 (b)      PARACHUTE LIMITATIONS

               Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee with the Corporation, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the

Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee from the Corporation under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by him without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee under any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under this Plan be deemed to be a Parachute Payment.

8.               OPTION AGREEMENTS

               All Options granted pursuant to the Plan shall be evidenced by agreements ("Option Agreements"), to be executed by the Corporation and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

9.               OPTION PRICE

               The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each
Option Agreement.   In the case of an Option intended to constitute an ISO, the
Option Price shall be not less than the greater of par value or 100 percent of the fair market value of a share of Stock on the date on which the Option is granted (as determined in good faith by the Board); provided, however, that in the event the Optionee would otherwise be ineligible to receive an ISO by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an ISO shall not be less than the greater of par value or 110 percent of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange or The Nasdaq Stock Market, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale shall have been made. In the case of an Option that is an NSO, the Option Price shall not be less than par value.

10.              TERM AND EXERCISE OF OPTIONS

                 (a)      TERM

               Upon the expiration of ten years from the date on which an ISO is granted or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option, that ISO shall be ineligible for treatment as an "incentive stock option," as defined in Section 422 of the Code, and shall be exercisable only as an NSO. In the event the Optionee otherwise would be ineligible to receive an "incentive stock option" by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), such ten year restriction on exercisability as an ISO shall be read to impose a five year restriction on such exercisability. If an Optionee shall terminate employment prior to the ten-year or five-year limitation described in the immediately preceding sentences, any outstanding ISO shall be ineligible for treatment as an "incentive stock option," as defined in Section 422 of the Code, and shall be exercisable only as an NSO, unless exercised within three months after such termination or, in the case of termination on account of "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), within one year after such termination.

                 (b)      OPTION PERIOD AND LIMITATIONS ON EXERCISE

               Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and, to the extent that the Board determines and sets forth a termination date for such Option in the Option Agreement (including any amendment thereto), ending upon the stated expiration or termination date. The Board in its sole discretion may specify events or circumstances, including the giving of notice, which will cause an Option to terminate as set forth in the Option Agreement or in this Plan. No Option granted to a person who is required to file reports under Section 16(a) of the Securities Exchange Act of 1934 (as now in effect or as hereafter amended) shall be exercisable during the first six months after the date of grant. Without limiting the foregoing but subject to the terms and conditions of the Plan, the Board may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding and may condition exercisability (or vesting) of an Option upon the attainment of performance objectives, upon continued service, upon certain events or transactions, or a combination of one or more of such factors, or otherwise, as set forth in the Option Agreement. Subject to the parachute payment restrictions under Section 7(b), however, the Board, in its sole discretion, may rescind, modify, or waive any such limitation or condition on the exercise of an Option contained in any Option Agreement, so as to accelerate the time at which the Option may be exercised or extend the period during which the Option may be exercised. Notwithstanding any other provisions of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date on which the stockholders of the Corporation approve the Plan, as provided in Section 5 above.

                 (c)      METHOD OF EXERCISE

               An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at the Corporation's principal office, addressed to the attention of the President, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Option Agreement and
(ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in accordance with Section 9) on the date of exercise; (iii) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by the delivery of a promissory note of the person exercising the Option to the Corporation on such terms as shall be set out in such Option Agreement; (iv) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by causing the Corporation to withhold shares of Stock otherwise issuable pursuant to the exercise of an Option equal in value to the Option Price or portion thereof to be satisfied pursuant to this clause (iv); or (v) by a combination of the methods described in (i),
(ii), (iii), and (iv). An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or Stock certificates evidencing his ownership of such shares. A separate Stock certificate or separate Stock certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is an ISO, which certificate or certificates shall not include any shares that were purchased pursuant to the exercise of an Option that is an NSO. Unless otherwise stated in the applicable Option Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or stock dividend payments attributable to the subject shares or to direct the voting of the subject shares) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 16 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

                 (d)      DATE OF GRANT

               The date of grant of an Option under this Plan shall be the date as of which the Board approves the grant.

11.              TRANSFERABILITY OF OPTIONS

               During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the guardian or legal representative of the Optionee) may exercise the Option, except as otherwise specifically permitted by this Section 11. No Option shall be assignable or transferable other than by will or in accordance with the laws of descent and distribution; provided, however, subject to the terms of the applicable Option Agreement, and to the extent the transfer is in compliance with any applicable restrictions on transfers, an Optionee may transfer an NSO to a family member of the Optionee (defined as an individual who is related to the Optionee by blood or adoption) or to a trust established and maintained for the benefit of the Optionee or a family member of the Optionee (as determined under applicable state law and the Code).


12.              TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP OF OPTIONEE

               In the Board's sole discretion, the Board may include language in an Option Agreement providing for the termination of any unexercised Option in whole or in part upon or at any time after the termination of employment or other relationship of the Optionee with the Corporation or a Subsidiary (whether as an employee, a director, a consultant or advisor providing bona fide services to the Corporation or a Subsidiary, or otherwise). Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship of the Optionee with the Corporation or a Subsidiary for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

13.              USE OF PROCEEDS

               The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Options granted under the Plan shall constitute general funds of the Corporation.

14.              REQUIREMENTS OF LAW

               The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the Optionee, the individual exercising the Option, or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration, or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory or self-regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon the exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered thereby, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Corporation shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option or to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.              AMENDMENT AND TERMINATION OF THE PLAN

               The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that any amendment by the Board which, if not approved by the Corporation's stockholders, would cause the Plan to not comply with Sections 162(m) or 422 of the Code shall not be effective unless approved by the affirmative vote of stockholders who hold more than fifty percent (50%) of the combined voting power of the outstanding shares of voting stock of the Corporation present or represented, and entitled to vote thereon at a duly constituted stockholders' meeting, or by consent as permitted by law. The Corporation, however, may retain the right in an Option Agreement to convert an ISO into an NSO. The Corporation may also retain the right in an Option Agreement to cause a forfeiture of the shares of Stock or gain realized by a holder of an Option (a) if the holder violates any agreement covering non-competition with the Corporation or any Subsidiary or nondisclosure of confidential information of the Corporation or any Subsidiary, (b) if the holder's employment is terminated for cause or (c) if the Board determines that the holder committed acts or omissions which would have been the basis for a termination of holder's employment for cause had such acts or omissions been discovered prior to termination of holder's employment. Furthermore, the Corporation may, in the Option Agreement, retain the right to annul the grant of an Option, if the holder of such grant was an employee of the Corporation or a Subsidiary and the holder's employment is terminated for cause, as defined in the applicable Option Agreement. Except as permitted under this Section 15 or
Section 16 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

16.              EFFECT OF CHANGES IN CAPITALIZATION

                 (a)      CHANGES IN STOCK

               If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation on account of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, the number and kind of shares for the acquisition of which Options may be granted under the Plan, and the limitations on the maximum number of shares subject to Options that can be granted to any individual under the Plan as set forth in Section 6(b) hereof, shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

                 (b) REORGANIZATION IN WHICH THE CORPORATION IS THE SURVIVING CORPORATION

               Subject to Subsection (c)(iv) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger, or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

                 (c) DISSOLUTION, LIQUIDATION, SALE OF ASSETS, REORGANIZATION IN WHICH THE CORPORATION IS NOT THE SURVIVING CORPORATION, ETC.

               The Plan and all Options outstanding hereunder shall terminate
(i) upon the dissolution or liquidation of the Corporation, or (ii) upon a merger, consolidation, or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or (iii) upon a sale of substantially all of the assets of the Corporation to another person or entity, or (iv) upon a merger, consolidation or reorganization (or other transaction if so determined by the Board in its sole discretion) in which the Corporation is the surviving corporation, that is approved by the Board and that results in any person or entity (other than persons who are holders of Stock of the Corporation at the time the Plan is approved by the stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, except to the extent provision is made in writing in connection with any such transaction covered by clauses (i) through (iv) for the continuation of the Plan or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), during such period occurring before such termination as the Board in its sole discretion shall determine and designate, and in any event immediately before the occurrence of such termination, to exercise such Option in whole or in part, to the extent that such Option was otherwise exercisable at the time such termination occurs, except that, by inclusion of appropriate language in an Option Agreement, the Board may provide that the Option may be exercised before termination without regard to any installment limitation or other condition on exercise imposed pursuant to Section 10(b) above. The Corporation shall send written notice of a transaction or event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders.

                 (d)      ADJUSTMENTS

               Adjustments under this Section 16 related to stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                 (e)      NO LIMITATIONS ON CORPORATION

               The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.              DISCLAIMER OF RIGHTS

               No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of or to maintain a relationship with the Corporation or any Subsidiary, or to interfere in any way with any contractual or other right or authority of the Corporation or any Subsidiary either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary. The obligation of the Corporation to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

18.              NONEXCLUSIVITY OF THE PLAN

               Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

19.              CAPTIONS

               The use of captions in this Plan or any Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Option Agreement.

20.              DISQUALIFYING DISPOSITIONS

               If Stock acquired by exercise of an ISO granted under this Plan is disposed of within two years following the date of grant of the ISO or one year following the transfer of the subject Stock to the Optionee (a "disqualifying disposition"), the holder of the Stock shall, immediately prior to such disqualifying disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Corporation may reasonably require.

21.              WITHHOLDING TAXES

                 The Corporation shall have the right to deduct from payments of any kind otherwise due to an Optionee any Federal, state, or local taxes of any kind required by law to be withheld with respect to any shares issued upon the exercise of an Option under the Plan or in connection with the purchase of an Option by the Corporation. At the time of exercise, the Optionee shall pay to the Corporation any amount that the Corporation may reasonably determine to be necessary to satisfy such withholding obligation. The Board in its sole discretion may provide in the Option Agreement that, subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Stock otherwise issuable pursuant to the exercise of an Option or (ii) by delivering to the Corporation shares of Stock already owned by the Optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligations. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Corporation as of the date that the amount of tax to be withheld is to be determined. An Optionee who has made an election pursuant to this Section 21 may only satisfy his or her withholding obligation with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

22.              OTHER PROVISIONS

               Each Option granted under the Plan may be subject to, and the Option Agreement relating to such Option may contain, such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. Notwithstanding the foregoing, each ISO granted under the Plan shall include those terms and conditions that are necessary to qualify the ISO as an "incentive stock option" within the meaning of Section 422 of the Code or the regulations thereunder and shall not include any terms or conditions that are inconsistent therewith.

23.              NUMBER AND GENDER

               With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

24.              SEVERABILITY

               If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

25.              GOVERNING LAW

               The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Delaware (excluding its choice of law rules).

                                  *    *    *

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                                                                              PROXY STATEMENT
                 TABLE OF CONTENTS                                     SUNRISE ASSISTED LIVING, INC.
                                           Page
Solicitation, Voting and
  Revocability of Proxies   . . . . . .      1
Election of Directors . . . . . . . . .      2
Executive Compensation and
  Other Information   . . . . . . . . .      8
Approval of 1997 Stock
  Option Plan   . . . . . . . . . . . .     16
Independent Public Accountants  . . . .     24
Stock Owned by Management . . . . . . .     24
Principal Holders of
  Voting Securities   . . . . . . . . .     26
Date for Submission of
  Stockholder Proposals   . . . . . . .     27
Other Business to be Transacted . . . .     28
Exhibit A -- 1997 Stock
  Option Plan   . . . . . . . . . . . .    A-1


                                                                              MARCH 31, 1997



===================================================         ===================================================

                         SUNRISE ASSISTED LIVING, INC.
                9401 LEE HIGHWAY, SUITE 300, FAIRFAX, VA  22031

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - APRIL 28, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 The undersigned stockholder of Sunrise Assisted Living, Inc. hereby appoints Teresa M. Klaassen and Timothy S. Smick, and each of them, with full power of substitution, as proxies to cast all votes, as designated below, which the undersigned stockholder is entitled to cast at the 1997 annual meeting of stockholders (the "Annual Meeting") to be held on April 28, 1997 at 9:00 a.m., local time, at The Ritz-Carlton (Tysons Corner), 1700 Tysons Boulevard, McLean, Virginia, and at any adjournments thereof, upon the following matters:

               1.   To elect three directors each for a three-year term.

                 FOR all nominees listed                 WITHHOLD AUTHORITY
                 (except as marked to the        to vote for all nominees listed
                 contrary below)


                 Nominees:          Thomas J. Donohue
                                    David W. Faeder
                                    Scott F. Meadow


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

               2.         To approve the 1997 Stock Option Plan.

                          [ ]             [ ]                [ ]
                          FOR          AGAINST             ABSTAIN

             (Continued and to be signed and dated on reverse side)

                         (Continued from reverse side)


                 This proxy will be voted as directed by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

                 The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to its exercise.

                 If you receive more than one proxy card, please date, sign and return all cards in the accompanying envelope.


                                    Dated:
                                          -------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------
                                    (Please date and sign here exactly as name appears at left. When signing as attorney, administrator, trustee or guardian, give full title as such; and when stock has been issued in the name of two or more persons, all should sign.)